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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) December 23, 2004
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                           EARTH SEARCH SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   87-0408223
                      (IRS Employer Identification Number)

                                 1729 MT Hwy. 35
                               Kalispell, MT 59901
                    (Address of principal executive offices)

                            Larry F. Vance, President
                           Earth Search Sciences, Inc.
                                 1729 MT Hwy. 35
                               Kalispell, MT 59901
                     (Name and address of agent for service)

                                 (406) 751-5200
          (Telephone number, including area code of agent for service)


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 SECTION 8 - OTHER EVENTS

 ITEM 8.01  OTHER EVENTS

         Effective on December 23, 2004, the Board of Directors of Earth Search Sciences, Inc., a Nevada corporation (the "Company") authorized reduction in the total number of shares of Common Stock of the Company at the ratio of one new share for 400 old shares. As of December 23, 2004, there were 195,916,701 shares of Common Stock issued or issuable and outstanding. After the reduction, the total number of outstanding shares of Common Stock will be approximately 489,792.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

   Financial Statements

         None

   Exhibits

         None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EARTH SEARCH SCIENCES, INC.



                                          By:/s/Larry F. Vance
                                             ---------------------------------
                                                Larry F. Vance, President


Date:  January 12, 2005